EXHIBIT 99.1

WESTERN GAS ANNOUNCES
FOURTH-QUARTER AND FULL-YEAR 2016 RESULTS

PROVIDES 2017 OUTLOOK

HOUSTON, February 22, 2017 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced fourth-quarter and full-year 2016 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for 2016 totaled $266.6 million, or $1.74 per common unit (diluted), with full-year 2016 Adjusted EBITDA(1) of $1.03 billion and full-year 2016 Distributable cash flow(1) of $852.4 million.
Net income (loss) available to limited partners for the fourth quarter of 2016 totaled $54.9 million, or $0.35 per common unit (diluted), with fourth-quarter 2016 Adjusted EBITDA(1) of $268.4 million and fourth-quarter 2016 Distributable cash flow(1) of $223.8 million.
WES paid a quarterly distribution of $0.860 per unit for the fourth quarter of 2016. This distribution represented a 2% increase over the prior quarter’s distribution and an 8% increase over the fourth-quarter 2015 distribution of $0.800 per unit. The full-year 2016 distribution of $3.350 per unit represented a 10% increase over the full-year 2015 distribution of $3.050 per unit. The fourth-quarter 2016 Coverage ratio(1) of 1.31 times was based on the quarterly distribution of $0.860 per unit. The Partnership’s Coverage ratio(1) for full-year 2016 was 1.29 times.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

“The Partnership delivered yet another outstanding financial quarter highlighted by the resiliency of our portfolio and the strength of our organic growth opportunities. Volumes and producer activity continue to accelerate at our Ramsey plant in the Delaware Basin, where Train V is now online and Train II has returned to service,” said Chief Executive Officer, Benjamin Fink. “Additionally, Ramsey Train VI remains on schedule to begin service in the fourth quarter of 2017.”
Total throughput attributable to WES for natural gas assets for the fourth quarter of 2016 averaged 4.0 Bcf/d, which was 1% below the prior quarter and 3% above the fourth quarter of 2015. For full-year 2016, total throughput attributable to WES for natural gas assets averaged 3.9 Bcf/d, which was 5% below the prior-year average. Total throughput for crude/NGL assets for the fourth quarter of 2016 averaged 181 MBbls/d, which was 2% below the prior quarter and 3% below the fourth quarter of 2015. For full-year 2016, total throughput for crude/NGL assets averaged 184 MBbls/d, which was 1% below the prior-year average.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $105.3 million on a cash basis and $135.0 million on an accrual basis during the fourth quarter of 2016, with maintenance capital expenditures on a cash basis of $8.3 million, or 3% of Adjusted EBITDA(1). For full-year 2016, capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $468.3 million on a cash basis and $485.8 million on an accrual basis, with maintenance capital expenditures on a cash basis of $63.6 million, or 6% of Adjusted EBITDA(1).
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for 2016 totaled $334.4 million, or $1.53 per common unit (diluted). Net income (loss) available to limited partners for the fourth quarter of 2016 totaled $83.7 million, or $0.38 per common unit (diluted).

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

WGP paid a quarterly distribution of $0.46250 per unit for the fourth quarter of 2016. This distribution represented a 3% increase over the prior quarter’s distribution and a 15% increase over the fourth-quarter 2015 distribution of $0.40375 per unit. The full-year 2016 distribution of $1.76750 per unit represented a 19% increase over the full-year 2015 distribution of $1.49125 per unit. WGP received distributions from WES of $101.4 million attributable to the fourth quarter and will pay $101.3 million in distributions for the same period.
2017 OUTLOOK
WES and WGP also announced their 2017 outlook:

•
Adjusted EBTIDA(1) between $1.0 billion and $1.1 billion (Please refer to slide 8 of the earnings call presentation available at www.westerngas.com for a reconciliation of items impacting the comparability of our 2017 Adjusted EBITDA(1) outlook to 2016 Adjusted EBITDA(1))

•	Total capital expenditures between $900 million and $1.0 billion

•	Maintenance capital expenditures between $60 million and $80 million

•	2017 and 2018 distribution growth targets of 7% to 9% for WES and 12% to 18% for WGP

“2017 will feature the largest capital program in our history. We continue to focus on the Delaware and DJ Basins, where Anadarko and other third-party producer activity is accelerating,” said Fink. “These investments support our objective of providing sustainable distribution growth over time, allowing us to extend our distribution growth guidance to cover both 2017 and 2018. Additionally, we have successfully negotiated an early conversion of the Series A Preferred units in 2017, and therefore expect to be able to fund this capital program without the need for additional equity issuances.”

The 2017 outlook includes the following assumptions:

•	DBJV / Marcellus asset swap closing in the first quarter of 2017

•	Ramsey Train VI start-up in the fourth quarter of 2017

•	Mentone Trains I and II in the Delaware Basin beginning construction in 2017, with anticipated start-up dates in the third and fourth quarters of 2018, respectively

•	Conversion of 50% of the Series A Preferred units into common units in February 2017 and 50% in May 2017

•	Extension of the Class C units conversion date to March 1, 2020

(1) This press release contains forward-looking estimates of the range of Adjusted EBITDA projected to be generated by WES in its 2017 fiscal year. A reconciliation of the Adjusted EBITDA range to net cash provided by operating activities and net income is not provided because the items necessary to estimate such amounts are not reasonably accessible or estimable at this time.

CONFERENCE CALL TOMORROW AT 8 A.M. CST
WES and WGP will host a joint conference call on Thursday, February 23, 2017, at 8:00 a.m. Central Standard Time (9:00 a.m. Eastern Standard Time) to discuss fourth-quarter and full-year 2016 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter confirmation number 5700160. Pre-registration is available through the investor relations page at www.westerngas.com. Pre-registrants will be issued a personal identification number to use when dialing in to the live conference call, which will enable the participant to bypass the operator and gain immediate access to the call. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call. Simultaneously with the issuance of this press release, the slide presentation to accompany the earnings call has been posted to the investor relations page of the Western Gas website.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas, and gathering, stabilizing and transporting condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.6000

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended December 31,			Year Ended December 31,
thousands except Coverage ratio	2016		2015	2016		2015
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$143,004		$(155,881)	$591,331		$4,106
Add:
Distributions from equity investments	27,160		25,244	103,423		98,298
Non-cash equity-based compensation expense	1,573		979	5,591		4,402
Non-cash settled - interest expense, net (1)	4,350		4,480	(7,747)		14,400
Income tax (benefit) expense	941		8,372	8,372		45,532
Depreciation and amortization (2)	72,633		67,059	270,311		270,004
Impairments	4,222		238,879	15,535		515,458
Above-market component of swap extensions with Anadarko	11,038		10,533	45,820		18,449
Other expense (2)	128		1,290	224		1,290
Less:
Gain (loss) on divestiture and other, net	(5,872)		(20,224)	(14,641)		57,024
Equity income, net – affiliates	21,916		12,114	78,717		71,251
Cash paid for maintenance capital expenditures (2)	8,342		13,073	63,630		53,882
Capitalized interest	888		1,492	5,562		8,318
Cash paid for (reimbursement of) income taxes	771		—	838		(138)
Series A Preferred unit distributions	14,908		—	45,784		—
Other income (2)	252		—	524		219
Distributable cash flow	$223,844		$194,500	$852,446		$781,383
Distributions declared (3)
Limited partners – common units	$112,378			$437,747
General partner	58,279			221,384
Total	$170,657			$659,131
Coverage ratio	1.31	x		1.29	x

(1)	Includes accretion revisions related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.860 and $3.350 per unit declared for the three months and year ended December 31, 2016, respectively.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit and other income.

	Three Months Ended December 31,		Year Ended December 31,
thousands	2016	2015	2016	2015
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$143,004	$(155,881)	$591,331	$4,106
Add:
Distributions from equity investments	27,160	25,244	103,423	98,298
Non-cash equity-based compensation expense	1,573	979	5,591	4,402
Interest expense	39,234	31,535	114,921	113,872
Income tax expense	941	8,372	8,372	45,532
Depreciation and amortization (1)	72,633	67,059	270,311	270,004
Impairments	4,222	238,879	15,535	515,458
Other expense (1)	128	1,290	224	1,290
Less:
Gain (loss) on divestiture and other, net	(5,872)	(20,224)	(14,641)	57,024
Equity income, net – affiliates	21,916	12,114	78,717	71,251
Interest income – affiliates	4,225	4,225	16,900	16,900
Other income (1)	252	—	524	219
Adjusted EBITDA attributable to Western Gas Partners, LP	$268,374	$221,362	$1,028,208	$907,568

Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by (used in) operating activities	$259,847	$188,752	$917,585	$785,645
Interest (income) expense, net	35,009	27,310	98,021	96,972
Uncontributed cash-based compensation awards	408	48	856	214
Accretion and amortization of long-term obligations, net	(5,387)	(5,402)	3,789	(17,698)
Current income tax (benefit) expense	707	7,022	5,817	34,186
Other (income) expense, net	(255)	846	(479)	619
Distributions from equity investments in excess of cumulative earnings – affiliates	4,646	3,835	21,238	16,244
Changes in operating working capital:
Accounts receivable, net	7,839	(14,246)	48,947	4,371
Accounts and imbalance payables and accrued liabilities, net	(34,256)	16,689	(58,359)	(1,006)
Other	2,922	(966)	4,367	720
Adjusted EBITDA attributable to noncontrolling interest	(3,106)	(2,526)	(13,574)	(12,699)
Adjusted EBITDA attributable to Western Gas Partners, LP	$268,374	$221,362	$1,028,208	$907,568
Cash flow information of Western Gas Partners, LP
Net cash provided by (used in) operating activities			$917,585	$785,645
Net cash provided by (used in) investing activities			(1,105,534)	(500,277)
Net cash provided by (used in) financing activities			447,841	(254,389)

(1)	Includes WES’s 75% share of depreciation and amortization; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other, less cost of product and reimbursements for electricity-related expenses recorded as revenue, plus distributions from equity investments and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended December 31,		Year Ended December 31,
thousands	2016	2015	2016	2015
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$181,155	$(117,482)	$708,208	$157,330
Add:
Distributions from equity investments	27,160	25,244	103,423	98,298
Operation and maintenance	81,869	89,228	308,010	331,972
General and administrative	12,049	10,687	45,591	41,319
Property and other taxes	7,047	5,380	40,145	33,288
Depreciation and amortization	73,287	67,715	272,933	272,611
Impairments	4,222	238,879	15,535	515,458
Less:
Gain (loss) on divestiture and other, net	(5,872)	(20,224)	(14,641)	57,024
Proceeds from business interruption insurance claims	—	—	16,270	—
Equity income, net – affiliates	21,916	12,114	78,717	71,251
Reimbursed electricity-related charges recorded as revenues	14,026	13,752	59,733	54,175
Adjusted gross margin attributable to noncontrolling interest	3,735	3,557	16,323	16,779
Adjusted gross margin attributable to Western Gas Partners, LP	$352,984	$310,452	$1,337,443	$1,251,047
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$317,294	$277,342	$1,194,877	$1,119,555
Adjusted gross margin for crude/NGL assets	35,690	33,110	142,566	131,492

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
thousands except per-unit amounts	2016	2015	2016	2015
Revenues and other
Gathering, processing and transportation	$317,517	$284,641	$1,227,849	$1,128,838
Natural gas and natural gas liquids sales	192,728	131,075	572,313	617,949
Other	575	842	4,108	5,285
Total revenues and other	510,820	416,558	1,804,270	1,752,072
Equity income, net – affiliates	21,916	12,114	78,717	71,251
Operating expenses
Cost of product	167,235	114,041	494,194	528,369
Operation and maintenance	81,869	89,228	308,010	331,972
General and administrative	12,049	10,687	45,591	41,319
Property and other taxes	7,047	5,380	40,145	33,288
Depreciation and amortization	73,287	67,715	272,933	272,611
Impairments	4,222	238,879	15,535	515,458
Total operating expenses	345,709	525,930	1,176,408	1,723,017
Gain (loss) on divestiture and other, net	(5,872)	(20,224)	(14,641)	57,024
Proceeds from business interruption insurance claims	—	—	16,270	—
Operating income (loss)	181,155	(117,482)	708,208	157,330
Interest income – affiliates	4,225	4,225	16,900	16,900
Interest expense	(39,234)	(31,535)	(114,921)	(113,872)
Other income (expense), net	255	(846)	479	(619)
Income (loss) before income taxes	146,401	(145,638)	610,666	59,739
Income tax (benefit) expense	941	8,372	8,372	45,532
Net income (loss)	145,460	(154,010)	602,294	14,207
Net income attributable to noncontrolling interest	2,456	1,871	10,963	10,101
Net income (loss) attributable to Western Gas Partners, LP	$143,004	$(155,881)	$591,331	$4,106
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$143,004	$(155,881)	$591,331	$4,106
Pre-acquisition net (income) loss allocated to Anadarko	—	(15,780)	(11,326)	(79,386)
Series A Preferred units interest in net (income) loss	(25,904)	—	(76,893)	—
General partner interest in net (income) loss	(62,229)	(47,581)	(236,561)	(180,996)
Common and Class C limited partners’ interest in net income (loss)	$54,871	$(219,242)	$266,551	$(256,276)
Net income (loss) per common unit – basic and diluted	$0.35	$(1.60)	$1.74	$(1.95)
Weighted-average common units outstanding – basic	130,672	128,576	130,253	128,345
Weighted-average common units outstanding – diluted	164,867	139,905	159,058	139,459

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
thousands except number of units	2016	2015
Current assets	$594,014	$299,217
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,049,932	4,858,779
Other assets	1,829,082	1,883,201
Total assets	$7,733,028	$7,301,197
Current liabilities	$315,305	$235,488
Long-term debt	3,091,461	2,690,651
Asset retirement obligations and other	149,043	268,356
Deferred purchase price obligation – Anadarko	41,440	188,674
Total liabilities	$3,597,249	$3,383,169
Equity and partners’ capital
Series A Preferred units (21,922,831 and zero units issued and outstanding at December 31, 2016 and 2015, respectively)	$639,545	$—
Common units (130,671,970 and 128,576,965 units issued and outstanding at December 31, 2016 and 2015, respectively)	2,536,872	2,588,991
Class C units (12,358,123 and 11,411,862 units issued and outstanding at December 31, 2016 and 2015, respectively)	750,831	710,891
General partner units (2,583,068 units issued and outstanding at December 31, 2016 and 2015)	143,968	120,164
Net investment by Anadarko	—	430,598
Noncontrolling interest	64,563	67,384
Total liabilities, equity and partners’ capital	$7,733,028	$7,301,197

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
thousands	2016	2015
Cash flows from operating activities
Net income (loss)	$602,294	$14,207
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	272,933	272,611
Impairments	15,535	515,458
(Gain) loss on divestiture and other, net	14,641	(57,024)
Change in other items, net	12,182	40,393
Net cash provided by (used in) operating activities	$917,585	$785,645
Cash flows from investing activities
Capital expenditures	$(479,993)	$(637,964)
Contributions in aid of construction costs from affiliates	6,135	461
Acquisitions from affiliates	(716,465)	(10,903)
Acquisitions from third parties	—	(3,514)
Investments in equity affiliates	(27)	(11,442)
Distributions from equity investments in excess of cumulative earnings – affiliates	21,238	16,244
Proceeds from the sale of assets to affiliates	623	925
Proceeds from the sale of assets to third parties	45,490	145,916
Proceeds from property insurance claims	17,465	—
Net cash provided by (used in) investing activities	$(1,105,534)	$(500,277)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,297,218	$889,606
Repayments of debt	(900,000)	(610,000)
Increase (decrease) in outstanding checks	2,079	(2,666)
Proceeds from the issuance of common units, net of offering expenses	25,000	57,353
Proceeds from the issuance of Series A Preferred units, net of offering expenses	686,937	—
Distributions to unitholders	(671,938)	(545,143)
Distributions to noncontrolling interest owner	(13,784)	(12,187)
Net contributions from (distributions to) Anadarko	(23,491)	(49,801)
Above-market component of swap extensions with Anadarko	45,820	18,449
Net cash provided by (used in) financing activities	$447,841	$(254,389)
Net increase (decrease) in cash and cash equivalents	$259,892	$30,979
Cash and cash equivalents at beginning of period	98,033	67,054
Cash and cash equivalents at end of period	$357,925	$98,033

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	1,480	1,581	1,537	1,791
Processing	2,500	2,272	2,350	2,331
Equity investment (1)	173	196	177	178
Total throughput for natural gas assets	4,153	4,049	4,064	4,300
Throughput attributable to noncontrolling interest for natural gas assets	113	122	124	142
Total throughput attributable to Western Gas Partners, LP for natural gas assets	4,040	3,927	3,940	4,158
Throughput for crude/NGL assets (MBbls/d)
Gathering, treating and transportation	49	60	57	69
Equity investment (2)	132	127	127	117
Total throughput for crude/NGL assets	181	187	184	186
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (3)	$0.85	$0.77	$0.83	$0.74
Adjusted gross margin per Bbl for crude/NGL assets (4)	2.15	1.92	2.11	1.93

(1)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(2)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(3)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(4)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues and other for crude/NGL assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for crude/NGL assets, plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended December 31, 2016
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,308
Incentive distribution rights	54,971
Common units held by WGP	43,114
Less:
Public company general and administrative expense	685
Interest expense	525
Cash available for distribution	$100,183
Declared distribution per common unit	$0.46250
Distributions declared by Western Gas Equity Partners, LP	$101,254
Coverage ratio	0.99	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
thousands except per-unit amounts	2016	2015	2016	2015
Revenues and other
Gathering, processing and transportation	$317,517	$284,641	$1,227,849	$1,128,838
Natural gas and natural gas liquids sales	192,728	131,075	572,313	617,949
Other	575	842	4,108	5,285
Total revenues and other	510,820	416,558	1,804,270	1,752,072
Equity income, net – affiliates	21,916	12,114	78,717	71,251
Operating expenses
Cost of product	167,235	114,041	494,194	528,369
Operation and maintenance	81,869	89,228	308,010	331,972
General and administrative	12,734	11,445	49,248	44,428
Property and other taxes	7,048	5,381	40,161	33,327
Depreciation and amortization	73,287	67,715	272,933	272,611
Impairments	4,222	238,879	15,535	515,458
Total operating expenses	346,395	526,689	1,180,081	1,726,165
Gain (loss) on divestiture and other, net	(5,872)	(20,224)	(14,641)	57,024
Proceeds from business interruption insurance claims	—	—	16,270	—
Operating income (loss)	180,469	(118,241)	704,535	154,182
Interest income – affiliates	4,225	4,225	16,900	16,900
Interest expense	(39,759)	(31,535)	(116,628)	(113,874)
Other income (expense), net	275	(834)	545	(578)
Income (loss) before income taxes	145,210	(146,385)	605,352	56,630
Income tax (benefit) expense	941	8,372	8,372	45,532
Net income (loss)	144,269	(154,757)	596,980	11,098
Net income (loss) attributable to noncontrolling interests	60,573	(139,766)	251,208	(154,409)
Net income (loss) attributable to Western Gas Equity Partners, LP	$83,696	$(14,991)	$345,772	$165,507
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Equity Partners, LP	$83,696	$(14,991)	$345,772	$165,507
Pre-acquisition net (income) loss allocated to Anadarko	—	(15,780)	(11,326)	(79,386)
Limited partners’ interest in net income (loss)	$83,696	$(30,771)	$334,446	$86,121
Net income (loss) per common unit – basic and diluted	$0.38	$(0.14)	$1.53	$0.39
Weighted-average common units outstanding – basic and diluted	218,925	218,916	218,922	218,913

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	December 31,
thousands except number of units	2016	2015
Current assets	$595,591	$301,364
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,049,932	4,858,779
Other assets	1,830,574	1,883,201
Total assets	$7,736,097	$7,303,344
Current liabilities	$315,387	$235,565
Long-term debt	3,119,461	2,690,651
Asset retirement obligations and other	149,043	268,356
Deferred purchase price obligation – Anadarko	41,440	188,674
Total liabilities	$3,625,331	$3,383,246
Equity and partners’ capital
Common units (218,928,570 and 218,919,380 units issued and outstanding at December 31, 2016 and 2015, respectively)	$1,048,143	$1,060,842
Net investment by Anadarko	—	430,598
Noncontrolling interests	3,062,623	2,428,658
Total liabilities, equity and partners’ capital	$7,736,097	$7,303,344

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Year Ended December 31,
thousands	2016	2015
Cash flows from operating activities
Net income (loss)	$596,980	$11,098
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	272,933	272,611
Impairments	15,535	515,458
(Gain) loss on divestiture and other, net	14,641	(57,024)
Change in other items, net	12,987	40,666
Net cash provided by (used in) operating activities	$913,076	$782,809
Cash flows from investing activities
Capital expenditures	$(479,993)	$(637,964)
Contributions in aid of construction costs from affiliates	6,135	461
Acquisitions from affiliates	(716,465)	(10,903)
Acquisitions from third parties	—	(3,514)
Investments in equity affiliates	(27)	(11,442)
Distributions from equity investments in excess of cumulative earnings – affiliates	21,238	16,244
Proceeds from the sale of assets to affiliates	623	925
Proceeds from the sale of assets to third parties	45,490	145,916
Proceeds from property insurance claims	17,465	—
Net cash provided by (used in) investing activities	$(1,105,534)	$(500,277)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$1,323,198	$889,606
Repayments of debt	(900,000)	(611,150)
Increase (decrease) in outstanding checks	2,079	(2,666)
Proceeds from the issuance of WES common units, net of offering expenses	—	57,353
Proceeds from the issuance of WES Series A Preferred units, net of offering expenses	686,937	—
Distributions to WGP unitholders	(374,082)	(306,477)
Distributions to Chipeta noncontrolling interest owner	(13,784)	(12,187)
Distributions to noncontrolling interest owners of WES	(294,841)	(233,178)
Net contributions from (distributions to) Anadarko	(23,491)	(49,801)
Above-market component of swap extensions with Anadarko	45,820	18,449
Net cash provided by (used in) financing activities	$451,836	$(250,051)
Net increase (decrease) in cash and cash equivalents	$259,378	$32,481
Cash and cash equivalents at beginning of period	99,694	67,213
Cash and cash equivalents at end of period	$359,072	$99,694